201509600963

DATE:	DOCUMENT ID	DESCRIPTION	FILING	EXPED	PENALTY	CERT	COPY
04/06/2015	201509600963	AMEND/ARTICLES-ORGANIZATION/DOM. LLC (LAM)	50.00	100.00	.00	.00	.00

Receipt

This is not a bill. Please do not remit payment.

UNISEARCH INC.
3958-D BROWN PARK DR
HILLIARD, OH 43026

STATE OF OHIO
CERTIFICATE

Ohio Secretary of State, Jon Husted

1195985

It is hereby certified that the Secretary of State of Ohio has custody of the business records for

DYNEGY COMMERCIAL ASSET MANAGEMENT, LLC

and, that said business records show the filing and recording of:

Document(s)	Document No(s):
AMEND/ARTICLES-ORGANIZATION/DOM. LLC	**201509600963**

Effective Date: 04/02/2015


THE SEAL OF THE SECRETARY OF STATE OF OHIO

United States of America
State of Ohio
Office of the Secretary of State

Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 6th day of April, A.D. 2015.

Jon Husted

Ohio Secretary of State

Jon Husted

Form 543A Prescribed by:
Ohio Secretary of State
JON HUSTED
Ohio Secretary of State
Central Ohio: (614) 466-3910
Toll Free: (877) SOS-FILE (767-3453)
www.OhioSecretaryofState.gov
Busserv@OhioSecretaryofState.gov

Mail this form to one of the following:

Regular Filing (non expedite)
P.O. Box 1329
Columbus, OH 43216

Expedite Filing (Two-business day processing time requires an additional $100.00).
P.O. Box 1390
Columbus, OH 43216

Domestic Limited Liability Company Certificate of Amendment or Restatement

Filing Fee: $50

(CHECK ONLY ONE (1) BOX)

(1) Domestic Limited Liability Company

☒ Amendment (129-LAM)

12/05/2000
Date of Formation

(2) Domestic Limited Liability Company

☐ Restatement (142-LRA)

Date of Formation

The undersigned authorized representative of:

DUKE ENERGY COMMERCIAL ASSET MANAGEMENT, LLC
Name of limited liability company

1195985
Registration Number

RECEIVED
2016 APR -2 AM 10 48
CLIENT SERVICE CENTER

If box (1) Amendment is checked, only complete sections that apply. If box (2) Restatement is checked, all sections below must be completed.

The name of said limited liability company shall be:

DYNEGY COMMERCIAL ASSET MANAGEMENT, LLC

Name must include one of the following words or abbreviations: "limited liability company," "limited," "LLC," "L.L.C.," "ltd." or "ltd"

This limited liability company shall exist for a period of:

Period of Existence

Purpose

By signing and submitting this form to the Ohio Secretary of State, the undersigned hereby certifies that he or she has the requisite authority to execute this document.

Required
Must be signed by a member, manager or other representative.

If authorized representative is an individual, then they must sign in the "signature" box and print their name in the "Print Name" box.

If authorized representative is a business entity, not an individual, then please print the business name in the "signature" box, an authorized representative of the business entity must sign in the "By" box and print their name in the "Print Name" box.

Kelly D. Tlachac
Signature

By (if applicable)

Kelly D. Tlachac, Authorized Person
Print Name

Signature

By (if applicable)

Print Name

Signature

By (if applicable)

Print Name

201509600060

DATE:	DOCUMENT ID	DESCRIPTION	FILING	EXPED	PENALTY	CERT	COPY
04/06/2015	201509600060	SUBSEQNT AGENT APPOINT/LIMITED/LIABILTY/PARTNER (LSA)	25.00	100.00	.00	.00	.00

Receipt

This is not a bill. Please do not remit payment.

UNISEARCH INC.
3958-D BROWN PARK DR
HILLIARD, OH 43026

STATE OF OHIO
CERTIFICATE

Ohio Secretary of State, Jon Husted

1195985

It is hereby certified that the Secretary of State of Ohio has custody of the business records for

DUKE ENERGY COMMERCIAL ASSET MANAGEMENT, LLC

and, that said business records show the filing and recording of:

Document(s)	Document No(s):
SUBSEQNT AGENT APPOINT/LIMITED/LIABILTY/PARTNER	**201509600060**

Effective Date: 04/02/2015

Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 6th day of April, A.D. 2015.

United States of America
State of Ohio
Office of the Secretary of State

Jon Husted

Ohio Secretary of State

Form 521 Prescribed by:

JON HUSTED
Ohio Secretary of State

Central Ohio: (614) 466-3910
Toll Free: (877) SOS-FILE (767-3453)
www.OhioSecretaryofState.gov
Busserv@OhioSecretaryofState.gov

Mail this form to one of the following:

☒ Regular Filing (non expedite)
P.O. Box 788
Columbus, OH 43216

☐ Expedite Filing (Two-business day processing time requires an additional $100.00).
P.O. Box 1390
Columbus, OH 43216

Statutory Agent Update
Filing Fee: $25

(CHECK ONLY ONE(1) BOX)

(1) Subsequent Appointment of Agent	(2) Change of Address of an Agent	(3) Resignation of Agent
☐ Corp (185-AGS)	☐ Corp (145-AGA)	☐ Corp (155-AGR)
☐ LP (185-AGS)	☐ LP (145-AGA)	☐ LP (155-AGR)
☒ LLC (171-LSA)	☐ LLC (144-LAD)	☐ LLC (153-LAG)
		☐ Partnership (153-AGR)
☐ Business Trust (171-LSA)	☐ Business Trust (144-LAD)	☐ Business Trust (153-LAG)
☐ Real Estate Investment Trust (171-LSA)	☐ Real Estate Investment Trust (144-LAD)	☐ Real Estate Investment Trust (153-LAG)

RECEIVED
2015 APR -2 AM 10:48
CLIENT SERVICE CENTER

Name of Entity: DUKE ENERGY COMMERCIAL ASSET MANAGEMENT, LLC

Charter, License or Registration No.: 1195985

Name of Current Agent: CT Corporation System

Complete the information in this section if box (1) is checked

Name and Address of New Agent

Capitol Corporate Services, Inc.
Name of Agent

4568 Mayfield Rd Ste 204
Mailing Address

City	State	Zip Code
Cleveland	Ohio	44121

Complete the information in this section if box (1) is checked and business is an Ohio entity

ACCEPTANCE OF APPOINTMENT FOR DOMESTIC ENTITY'S AGENT

The Undersigned, Capitol Corporate Services, Inc. (Name of Agent), named herein as the

statutory agent for DUKE ENERGY COMMERCIAL ASSET MANAGEMENT, LLC (Name of Business Entity), hereby acknowledges

and accepts the appointment of statutory agent for said entity

Gayle Windle, Asst. Sec. on behalf of Capitol Corporate Services, Inc.

Signature: Gayle Windle

Individual Agent's Signature/Signature on behalf of Business Serving as Agent

Complete the information in this section if box (2) is checked

New Address of Agent

Mailing Address

City

Ohio

State

Zip Code

Complete the information in this section if box (3) is checked

The agent of record for the entity identified on page 1 resigns as statutory agent.

Current or last known address of the entity's principal office where a copy of this Resignation of Agent was sent as of the date of filing or prior to the date filed.

Mailing Address

City

State

Zip Code

By signing and submitting this form to the Ohio Secretary of State, the undersigned hereby certifies that he or she has the requisite authority to execute this document.

Required
Agent update must be signed by an authorized representative (see instructions for specific information).

If authorized representative is an individual, then they must sign in the "signature" box and print their name in the "Print Name" box.

If authorized representative is a business entity, not an individual, then please print the business name in the "signature" box, an authorized representative of the business entity must sign in the "By" box and print their name in the "Print Name" box.

Authorized Representative

By (if applicable)

Print Name

Kelly Tlachac

Authorized Representative

By (if applicable)

Kelly D. Tlachac, Secretary

Print Name